                         UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                          ____________________ DIVISION

In Re: PATHNET TELECOMMUNICATIONS, INC.)          Chapter          11
                                       )
                                                  Case Number BK-01-12264

                           DEBTORS      )
----------------------------------------

MONTHLY OPERATING REPORT   Calendar Month  May 1, 2001  to May 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:     Cash            Accrual  X

2.       PREPARER: State the name, address,  telephone number and position of the person(s) who actually compiled the information contained in this report.

     See attached
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

3.       NUMBER OF EMPLOYEES paid during this period:  -0-

4.       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the
last reporting period?    Yes              No  X
                             ------------    ------------ .
If yes, explain below:

--------------------------------------------------------------------------------

5.       Are all BUSINESS LICENSES current? Yes  X  No       Not Applicable

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance          $  -0-
                                      --------------
         Collected this Period
         Ending Balance

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $  -0-      31-60 Days:  $  -0-     Over 60 Days: $ -0-
                     ---------                --------                 --------

         If there are any POST-PETITION Accounts Receivable over 60 days, provide  schedule  AR  giving  a  listing  of  such  accounts  and  explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $  -0-      31-60 Days:  $  -0-     Over 60 Days: $ -0-
                     ---------                --------                 --------

         If there are any POST-PETITION Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explain the delinquencies.

9.       TAXES    Are all taxes being paid to the proper taxing authorities when
         due?   Yes   X         No       ,  On the attached
                   --------        -------

IRS Form 6123 report all tax deposits  made with any financial  institution  for federal  employment  taxes.  Be sure  the  form is  complete  and  signed  by an authorized employee of the receiving institution or taxing authority.  Attach to this report a completed  Form 6123 for each  deposit  made during the  reporting period.  Also attach copies of the monthly sales tax report,  payroll tax report and  unemployment  tax report with evidence of payment of BOTH FEDERAL AND STATE
TAXES.

10.      ESCROW ACCOUNTS.  Are you utilizing your tax account only for deposits
and payment of payroll and sales taxes?    Yes      No       .    N/A
                                              -----   ------
If no, explain:

-------------------------------------------------------------------------

11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
and are all current?  Yes   X         No        .
                          -----------   --------
Explain:
          --------------------------------------------

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto and Truck                     Liability  May 26, 2002
                       -------------                    ------------------
         Fire                                   Workers Comp May 26, 2002
                       -----------------                     ---------------

13.      ACTIONS OF THE DEBTOR.     During the last month, did the debtor:

         (A)      Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
          Yes   X           No         .
               --------      --------
Explain:
          ----------------------------------------------------------------------

         (B)      Maintain such stock, inventory, raw materials, insurance,
         employees and other resources as are necessary to preserve and maintain
         the going-concern value of the assets of the debtor?  Yes X      No     .
                                                                  -------  -----
    Explain:
           ---------------------------------------------------------------------

14.           TRANSFER  OR SALE OF  PROPERTY.  Did the debtor or any person with control over any of the debtor's assets  transfer,  convey or abandon any of the debtor's  assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes               No          X    .  Explain:
   ---------------    ------------           ---------------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary)

------------------ ---------------------- --------------- ----------------- ------------------------
                   Frequency of Payments  Amount of Each   Next Payment Due
   Creditor        per Contract (mo, qtr)    Payment                              Post-Petition
                                                                                Payments Not Made
------------------ ---------------------- --------------- ----------------- ------------- ----------
                                                                                  No.         Amt.
   N/A

------------------ ---------------------- --------------- ----------------- ------------- ----------

16.      PAYMENTS TO PROFESSIONALS (Attorneys,  Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during reporting period:
(Attach additional sheets, if necessary.)

------------------------ ------------------------- --------------------------

     Professional               Service                        Amount
------------------------ ------------------------- --------------------------

     $0

------------------------ ------------------------- --------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    $-0-

18.      VERIFICATION:   I  declare  under  penalty  of  perjury  that  the
information  contained  in this monthly  operating  report  (including  attached schedules)  is true and  correct to the best of my  knowledge,  information  and belief.

Dated:       6-20-2001                              DEBTOR-IN-POSSESSION
         -----------------------------------

Name/Title  James M. Craig                         By  /S/ James M. Craig
            --------------------------------           -------------------------
Address:  11720 Sunrise Valley Drive
        ------------------------------------
   Reston, Virginia                               Phone 703-390-1000
--------------------------------------------            ------------------------

# 2  PREPARER

     Jeff Clincy
     Staff Accountant/Fixed asset Accountant
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Najma Khan
     Director, Taxation and External Reporting
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Michael Kinsley
     Tax Supervisor
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Todd Morgan
     Staff Accountant/Inter-Company Analyst
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

                                               EASTERN DISTRICT OF VIRGINIA

In re Pathnet Telecommunications, Inc.                             CASE NO. BK-01-12264
                                                                   REPORTING PERIOD:  MAY 31, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
----------------------------------------------------------------------------------------------------------------
                                                                                        DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                      FORM NO.        ATTACHED     ATTACHED

Schedule of Cash Receipts and Disbursements                             MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation     MOR-1 (CON'T)      yes
     Copies of bank statements                                                             yes
     Cash disbursements journals                                                           n/a
Statement of Operations                                                 MOR-2              yes
Balance Sheet                                                           MOR-3              yes
Status of Postpetition Taxes                                            MOR-4              yes
    Copies of IRS Form 6123 or payment receipt                                             n/a
    Copies of tax returns filed during reporting period                                    n/a
Summary of Unpaid Postpetition Debts                                    MOR-4              yes
    Listing of aged accounts payable                                                       n/a
Accounts Receivable Reconciliation and Aging                            MOR-5              yes
Debtor Questionnaire                                                    MOR-5              yes
----------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date   June 20, 2001

James M. Craig
---------------------------------------                                  Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                                                     FORM MOR-1
                                                                                                         (9/99)

IN RE  PATHNET TELECOMMUNICATIONS, INC                                       CASE NO.  BK-01-12264
                      Debtor                                                 REPORTING PERIOD: MAY 31, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount shCase No.tBK-01-12264on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

-------------------------------------------------------------------------------------------------------------------------
                                      BANK ACCOUNTS                   CURRENT MONTH           CUMULATIVE FILING TO DATE
                             OPER.  PAYROLL   TAX       OTHER       ACTUAL      PROJECTED         ACTUAL       PROJECTED*
CASH BEGINNING  OF MONTH    266,988    0.00    0.00   7,062,592    7,329,580     7,290,146       7,290,146     7,290,146
                            ------- ------- -------   ---------   ----------    ----------      ----------    ----------
RECEIPTS
CASH  SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)                                    26,308       26,308        91,659          66,851        91,659
TRANSFERS  (FROM  DIP ACCTS)
                            ------- ------- -------   ---------   ----------    ----------      ----------    ----------
    TOTAL  RECEIPTS               0       0       0      26,308       26,308        91,659          66,851        91,659

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, &OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER  (ATTACH  LIST)                                      -603         -603                        -1,212

OWNER DRAW **
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS                                                                                           -500
                            ------- ------- -------   ---------   ----------    ----------      ----------    ----------
TOTAL DISBURSEMENTS               0       0       0        -603         -603                        -1,712             0

NET CASH FLOW                     0       0       0      25,705       25,705        91,659          65,139        91,659
(RECEIPTS LESS DISBURSEMENTS)
                            ------- ------- -------   ---------   ----------    ----------      ----------    ----------
CASH - END OF MONTH         266,988    0.00    0.00   7,088,297    7,355,285     7,381,805       7,355,285     7,381,805
                            ------- ------- -------   ---------   ----------    ----------      ----------    ----------
-------------------------------------------------------------------------------------------------------------------------
*   THE BEGINNING PROJECTED CASH BALANCE AT THE FILING DATE IS THE ACTUAL CASH BALANCE AT APRIL 2, 2001. PROJECTED CASH INFLOWS
    AND OUTFLOWS ARE BASED ON THE CASH FORECAST PROVIDED TO THE TRUSTEE WITH THE INITIAL MONTHLY OPERATING REPORT.
**  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                              THE FOLLOWING SECTION MUST BE COMPLETED
------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                    0
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                        0
------------------------------------------------------------------------------------------------------------------------

                                                                                                              FORM MOR-1
                                                                                                                  (9/99)

In re Pathnet Telecommunications, Inc.                                         Case No.  BK-01-12264
                                   Debtor                                      Reporting Period:  MAY 31, 2001

  CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
--------------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll                 Tax                 Other
                                                          #                    #                     #
BALANCE PER BOOKS                   See Attachment

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                     Ck. #     Amount     Ck. #     Amount      Ck. #     Amount     Ck. #     Amount

OTHER

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FORM MOR-1 (CONT)
                                                                                                                  (9/99)

FORM MOR-1 (CON'T)

Pathnet Telecommunication
Crester Checking Account Bank Reconciliation
For thr Month Ending May 2001
Account # 209503513

General Ledger Beginning Balance                        266,988.36

     Interest Income                                             -
     Cash Receipts                                               -
     Miscellaneous                                               -
     Void checks                                                 -
     Total                                              266,988,36

Less Disbursements

   Cash Disbursements                                            -
   Total Disbursements                                           -

 General Ledger Balance                               266,988.36

     Balance per Bank                                   266,988.36
     Deposit per Bank
     Overnight Repo                                              -
     Deposit in Transit                                          -
     Total                                              266,988,36

 Outstanding Checks MAS 90                                       -

     Book Balance                                       266,988.36

In re  Pathnet Telecommunications, Inc                                      Case No.  BK-01-12264
                                    Debtor                                  Reporting Period.:  MAY 31, 2001

                                                 STATEMENT OF OPERATIONS
                                                  (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
REVENUES                                                                                     Month            Filing to Date
Gross Revenues                                                                               $0.00                   $0.00
Less:  Returns and Allowances                                                                 0.00                   $0.00
                                                                                      ------------              ----------
Net Revenue                                                                                  $0.00                   $0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold                                                                            0.00                    0.00
Gross Profit                                                                                  0.00                    0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                      3,936                   8,378
                                                                                      ------------              ----------
Total Operating Expenses Before Depreciation                                                 3,936                   8,378
Depreciation/Depletion/Amortization                                                              0
                                                                                      ------------              ----------
Net Profit (Loss) Before Other Income & Expenses                                        -3,936                  -8,378

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              27,204                  60,553
Interest Expense - (intercompany)                                                                0                       0
Other Expense (attach schedule)                                                              7,660                   7,660
                                                                                      ------------              ----------
Net Profit (Loss) Before Reorganization Items                                               23,268                  59,835
                                                                                      ------------              ----------

REORGANIZATION ITEMS
Professional Fees                                                                                                        0
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                      ------------              ----------
Total Reorganization Expenses                                                                    0                       0
                                                                                      ------------              ----------
Income Taxes                                                                                     0
                                                                                      ------------              ----------
Net Profit (Loss)                                                                           23,268                  59,835
                                                                                      ============              ==========
--------------------------------------------------------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                              FORM MOR-2
                                                                                                                  (9/99)

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)
In re  Pathnet Telecommunications, Inc                               Case No.  BK-01-12264
                        Debtor                                       Reporting Period:  MAY 31,  2001

                           STATEMENT OF OPERATIONS - CONTINUATION SHEET
--------------------------------------------------------------------------------------------------------------------
                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                        MONTH                            FILING TO DATE

OTHER COSTS
Price Water House Services (Audits and Tax Compliance)                 3,333                                6,667
Investment Fees - Suntrust account                                       603                                1,212
Delaware Division of Revenue                                                                                  250
Commissioner of Revenue Services                                                                              250
                                                                    --------                             --------
                                                            TOTAL      3,936                                8,378
                                                                    --------                             --------
OTHER OPERATIONAL EXPENSES
Interest Income Suntrust Investement account                                                               60,553
     - received                                                       26,308
     - receivable                                                        896

                                                                    --------                             --------
                                                            TOTAL     27,204                               60,553
                                                                    --------                             --------

Adjust PG&E sale of note                                               0                                7,660

                                                                                                         --------
                                                            TOTAL                                           7,660
                                                                                                         --------
OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

------------------------------------------------------------------------------------------------------------------

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                      FORM MOR-2 (CON'T)
                                                                                                         (9/99)

In re  Pathnet Telecommunications, Inc.                                     Case No.  BK-01-12264
                                            Debtor                          Reporting Period:  MAY 31, 2001

                                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.
-------------------------------------------------------------------------------------------------------
                                                             BOOK VALUE AT END OF         BOOK VALUE ON
                    ASSETS                                 CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                 7,355,285                  7,290,146
Restricted Cash and Cash Equivalents (see continuation sheet)             0                          0
Accounts Receivable (Net)                                                 0
Notes Receivable                                                          0                          0
Inventories                                                               0                          0
Prepaid Expenses                                                      3,334                     10,000
Professional Retainers                                              600,000                    600,000
Other Current Assets (attach schedule)                          -85,577,746                -85,579,108
                                                               ------------               ------------
TOTAL CURRENT ASSETS                                            -77,619,127                -77,678,962
                                                               ------------               ------------
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                               ------------               ------------
TOTAL PROPERTY & EQUIPMENT                                            0                          0
                                                               ------------               ------------
OTHER ASSETS
Loans to Insiders*                                                7,983,195                  7,983,195
Other Assets (attach schedule)
                                                               ------------               ------------
TOTAL OTHER ASSETS                                                7,983,195                  7,983,195
                                                               ------------               ------------
TOTAL ASSETS                                                    -69,635,932                -69,695,768
                                                               ============               ============

                                                             BOOK VALUE AT END OF         BOOK VALUE ON
         LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH        PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
                                                               ------------               ------------
TOTAL POSTPETITION LIABILITIES                                           $0                         $0
                                                               ------------               ------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                  138,260,417                138,260,417
                                                               ------------               ------------
TOTAL PRE-PETITION LIABILITIES                                 $138,260,417               $138,260,417
                                                               ------------               ------------
TOTAL LIABILITIES                                              $138,260,417               $138,260,417

OWNER EQUITY
Capital Stock  and Preferred Stock                                  280,582                    280,582
Mandatorily redemable preferred stock                            62,966,307                 62,952,830
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                               -271,189,596               -271,189,596
Retained Earnings - Postpetition                                     59,835
Adjustments to Owner Equity (attach schedule)                       -13,477
Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                               ------------               ------------
NET OWNER EQUITY                                              ($207,896,349)             ($207,956,184)
                                                               ------------               ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                           ($69,635,932)              ($69,695,767)
                                                               ============               ============
------------------------------------------------------------------------------------------------------
                                                                                            FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                              (9/99)

Certain reclassifications on 10Q amounts have been made to conform to MOR reporting

In re  Pathnet Telecommunications, Inc                                                      Case No. BK-01-12264
                              Debtor                                                        Reporting Period:  MAY 31, 2001

                                    BALANCE SHEET - CONTINUATION SHEET

--------------------------------------------------------------------------------------------------------------------------------

                                                                  BOOK VALUE AT END OF              BOOK VALUE ON
                           ASSETS                               CURRENT REPORTING MONTH             PETITION DATE
Other Current Assets
          Investments in Subs                                            -91,322,286                 -91,322,286
          Intercompany receivables                                         5,716,390                   5,716,390
                                                                              28,150                      26,788

                                                                        ------------                ------------
                                                       TOTAL             -85,577,746                 -85,579,108
                                                                        ------------                ------------
Other Assets

                                                                  BOOK VALUE AT END OF              BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                    CURRENT REPORTING MONTH             PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity
     Series E accretion - post-petition                                       13,477                           0

                                                                        ------------                ------------
                                                                              13,477                           0
                                                                        ------------                ------------

Postpetition Contributions (Distributions) (Draws)

--------------------------------------------------------------------------------------------------------------------------------

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                                                            FORM MOR-3 (CON'T)
                                                                                            (9/99)

In re  Pathnet Telecommunications, Inc.                                           Case No.   BK-01-12264
                              Debtor                                              Reporting Period: MAY 31, 2001

                                               STATUS OF POSTPETITION TAXES
                                                                       Case No. BK-01-12264
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
-------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING      AMOUNT                                                 ENDING
                                             TAX       WITHHELD OR     AMOUNT         DATE       CHECK NO.        TAX
                                          LIABILITY      ACCRUED        PAID          PAID        OR EFT       LIABILITY
Federal                                      N/A
Withholding                                  N/A
FICA-Employee                                N/A
FICA-Employer                                N/A
Unemployment                                 N/A
Income                                       N/A
Other:_________________                      N/A
   Total Federal Taxes
STATE AND LOCAL
Withholding                                  N/A
Sales                                        N/A
Excise                                       N/A
Unemployment                                 N/A
Real Property                                N/A
Personal Property                            N/A
Other:_________________                      N/A
   Total State and Local
TOTAL TAXES
--------------------------------------------------------------------------------------------------------------------------------

                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
--------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90       Total
Accounts Payable                            N/A
Wages Payable                               N/A
Taxes Payable                               N/A
Rent/Leases-Building                        N/A
Rent/Leases-Equipment                       N/A
Secured Debt/Adequate Protection Payments   N/A
Professional Fees                           N/A
Amounts Due to Insiders*                    N/A
Other:__________________________            N/A
Other:__________________________            N/A
TOTAL POSTPETITION DEBTS
--------------------------------------------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re  Pathnet Telecommunications, Inc                                                       Case No.   BK-01-12264
                              Debtor                                                         Reporting Period:  MAY 31, 2001

                        ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                             Case No. BK-01-12264

--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                                        AMOUNT
Total Accounts Receivable at the beginning of the reporting period                                          -0-
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period                                                -0-
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                                 AMOUNT
0 - 30 days old                                                                                             -0-
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)                                                                                   -0-
--------------------------------------------------------------------------------------------------------------------------------

                                                   DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                  YES           NO
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                           X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                   X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                                 X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                             X
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                            FORM MOR-5
                                                                                                            (9/99)